State Bond
Cash Management Fund

A Member of the ARM Financial Group
[LOGO APPEARS HERE]


                                  State Bond
                                Cash Management
                                     Fund




                                    Annual
                                    Report





                                 July 31, 1995

State Bond Cash Management Fund



TO THE SHAREHOLDERS:

On July 31, 1995, State Bond Cash Management Fund (the "Fund") completed thirteen years of operations. We wish to welcome the new shareholders that joined us during the year, and thank all of our shareholders for their investment in the Fund.

The Fund continues its investment objective of generating current income with preservation of principal and liquidity. As of July 31, 1995, approximately 60% of the portfolio was invested in U.S. Treasury Bills. The remainder of the portfolio is invested in high quality commercial paper. These commercial paper issuers were evaluated and ranked in the top rating category by two of the following nationally recognized rating services: Standard & Poor's Corp., Moody's Investors Service, Inc., Fitch Investor Service, or Duff and Phelps Credit Rating Company.

Since our last report of January 31, 1995, short-term interest rates continue to be affected by the actions of the Federal Reserve (the "Fed"). In February 1995, the Fed increased short-term rates for the seventh time in a year, by 0.5%, as it continued its efforts to control inflation. The economy, in reaction to these higher rates, began to give indications that it was slowing. Home sales, retail sales, and other data suggested a rather anemic economic environment. The Fed then reversed its trend of increasing rates with a small decrease of .25% to short-term rates in early July. The net effect of these actions was an increase in the Fund's seven-day annualized yield from 4.55% on January 31, 1995, to 4.93% on July 31, 1995.

We appreciate your investment in the Fund and look forward to helping you meet your investment goals. Should you desire additional information, we would welcome your inquiries.

Sincerely,


/s/ Keith O. Martens
Keith O. Martens
Vice President

                        State Bond Cash Management Fund

                            Schedule of Investments

                                 July 31, 1995

                                                           PRINCIPAL
                                                            AMOUNT     VALUE
                                                           --------------------
     COMMERCIAL PAPER (40.6%)
      American Express Credit Corporation, 5.70%, due
       8/15/95                                             $122,000  $  121,730
      American General Finance Corporation, 5.73%, due
       8/14/95                                              125,000     124,741
      Associates Corporation of North America, 5.70%, due
       8/9/95                                                98,000      97,876
      Beneficial Corporation, 5.74%, due 8/8/95             125,000     124,861
      Chevron Oil Finance Corporation, 5.70%, due 8/2/95    130,000     129,979
      Deere and Company, 5.71%, due 8/1/95                  128,000     128,000
      Ford Motor Credit Company, 5.73%, due 8/11/95         120,000     119,809
      General Electric Capital Corporation, 5.72%, due
       8/4/95                                               132,000     131,937
      Household Finance Corporation, 5.72%, due 8/7/95      135,000     134,871
                                                                     ----------
     TOTAL COMMERCIAL PAPER
      (Cost $1,113,804)                                               1,113,804

     U.S. TREASURY OBLIGATIONS (59.4%)
      U.S. Treasury Bill, 5.30%, due 8/3/95                 190,000     189,944
      U.S. Treasury Bill, 5.30%, due 8/3/95                 255,000     254,925
      U.S. Treasury Bill, 5.31%, due 8/10/95                150,000     149,801
      U.S. Treasury Bill, 5.35%, due 8/17/95                325,000     324,227
      U.S. Treasury Bill, 5.29%, due 8/24/95                180,000     179,392
      U.S. Treasury Bill, 5.32%, due 8/31/95                255,000     253,870
      U.S. Treasury Bill, 5.35%, due 9/7/95                 280,000     278,460
                                                                     ----------
     TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $1,630,619)                                               1,630,619
                                                                     ----------

     TOTAL INVESTMENTS (100.0%) (Cost $2,744,423)                    $2,744,423
                                                                     ==========

     See accompanying notes.

                        State Bond Cash Management Fund

                      Statement of Assets and Liabilities

                                 July 31, 1995

     ASSETS
     Investment in securities, at amortized cost (Note 1)-See
      accompanying schedule                                    $2,744,423
     Cash                                                             382
     Receivable for reimbursable expenses (Note 2)                  6,871
     Prepaid expenses                                                 160
                                                               ----------
     TOTAL ASSETS                                               2,751,836

     LIABILITIES
     Dividends payable                                             10,446
     Accrued expenses                                              23,766
                                                               ----------
     TOTAL LIABILITIES                                             34,212
                                                               ----------

     NET ASSETS, for 2,717,624 shares outstanding              $2,717,624
                                                               ==========

     NET ASSET VALUE, offering and redemption price per share  $     1.00
                                                               ==========

     See accompanying notes.

                        State Bond Cash Management Fund

                            Statement of Operations

                            Year Ended July 31, 1995

     INVESTMENT INCOME
      Interest                                                         $129,226

     EXPENSES (Note 2)
      Investment advisory and management fees, net of 12b-1 plan fees     9,769
      12b-1 plan fees                                                     4,885
      Professional fees                                                  12,500
      Shareholders' reports                                              10,100
      Transfer agent fees                                                21,000
      Custodian fees                                                     13,100
      Registration fees                                                  13,785
      Directors' fees and expenses                                        5,000
      Other expenses                                                      3,415
                                                                       --------
       Total expenses before reimbursement                               93,554
       Less: expense reimbursement                                      (74,016)
                                                                       --------
       Net expenses                                                      19,538
                                                                       --------
     Net investment income                                              109,688
                                                                       --------

     Net increase in net assets resulting from operations              $109,688
                                                                       ========

     See accompanying notes.

                        State Bond Cash Management Fund

                      Statements of Changes in Net Assets

                                                    YEAR ENDED JULY 31,
                                                     1995         1994
                                                  ------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                            $   109,688  $    63,949

Distributions to shareholders from:
 Net investment income                               (109,688)     (63,949)

Capital share transactions at net asset value of
 $1.00 per share:
 Proceeds from sales of shares                      5,107,717    5,642,187
 Proceeds from reinvested dividends                    98,558       45,253
 Cost of shares redeemed                           (4,508,194)  (7,325,191)
                                                  ------------------------
  Net increase (decrease) in net assets resulting
   from share transactions                            698,081   (1,637,751)
                                                  ------------------------
Total increase (decrease) in net assets               698,081   (1,637,751)

NET ASSETS
Beginning of year                                   2,019,543    3,657,294
                                                  ------------------------

End of year                                       $ 2,717,624  $ 2,019,543
                                                  ========================

See accompanying notes.

                        State Bond Cash Management Fund

                              Financial Highlights

                                              YEAR ENDED JULY 31,
                                       ---------------------------------------
                                        1995    1994     1993    1992    1991
                                       ---------------------------------------
     SELECTED PER-SHARE DATA
     Net asset value, beginning of
      year                             $ 1.00  $ 1.00   $ 1.00  $ 1.00  $ 1.00
     Income from investment
      operations:
      Net investment income               .04     .03      .02     .04     .06
     Less distributions:
      From net investment income         (.04)   (.03)    (.02)   (.04)   (.06)
                                       ---------------------------------------

     Net asset value, end of year      $ 1.00  $ 1.00   $ 1.00  $ 1.00  $ 1.00
                                       =======================================

     TOTAL RETURN                        4.51%   2.54%    2.40%   3.74%   6.28%

     RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of year (in
      thousands)                       $2,718  $2,020   $3,657  $4,770  $9,378
     Ratio of expenses to average net
      assets                              .80%    .80%     .80%    .90%   1.00%
     Ratio of net investment income
      to average net assets              4.49%   2.55%    2.38%   3.71%   6.19%
     Ratio of expenses to average net
      assets before voluntary expense
      reimbursements                     3.83%   3.38%    2.54%   1.99%   1.54%
     Ratio of net investment income
      to average net assets before
      voluntary expense
      reimbursements                     1.46%   (.01%)    .64%   2.91%   5.64%

                        State Bond Cash Management Fund

                         Notes to Financial Statements

                                 July 31, 1995


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The State Bond Cash Management Fund (the "Fund") is the only investment portfolio of the State Bond Money Funds, Inc., which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is to maximize current income, preserve capital, and maintain liquidity. The Fund invests exclusively in money market instruments maturing in twelve months or less.

On June 14, 1995, ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM"). As part of the acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as were contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective June 14, 1995, SBM Financial Services also became the transfer agent for the Fund. Prior to the acquisition SBM functioned as the transfer agent for the Fund.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

The Fund uses the amortized cost method for valuing portfolio securities in accordance with Rule 2a-7 of the 1940 Act. Security transactions are accounted for as of the trade date. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

                        State Bond Cash Management Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income. Therefore, no provision for federal or state income tax is required.

The aggregate cost of investments in securities is the same for book and tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and distributed monthly. Dividends are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .60% of average daily net assets of the Fund. Included in the investment advisory fee is .20% of the average daily net assets which ARM Capital Advisors pays to SBM Financial Services under a Rule 12b-1 plan of share distribution. ARM Capital Advisors has voluntarily undertaken to reimburse the Fund for any expenses in excess of .80% of the average daily net assets for fiscal years ended 1995, 1994, and 1993 and .90% and 1.00% for fiscal years ended 1992 and 1991, respectively, despite the fact that higher expenses may be permitted by state law.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, and SBM Financial Services.

3. CAPITAL SHARES

At July 31, 1995, the Fund had authority to issue twenty billion shares of common stock, each with a par value of $.00001.

                        Report of Independent Auditors

Board of Directors and Shareholders
 State Bond Cash Management Fund

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the State Bond Cash Management Fund (the "Fund") as of July 31, 1995 and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1994 and financial highlights for the four years ended July 31, 1994 of the State Bond Cash Management Fund were audited by other auditors whose report dated August 26, 1994 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995, by correspondence with the custodian. As to uncompleted securities transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond Cash Management Fund at July 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                           /s/ ERNST & YOUNG LLP

Kansas City, Missouri
September 14, 1995

BOARD OF DIRECTORS

WILLIAM B. FAULKNER
PRESIDENT, WILLIAM FAULKNER & ASSOCIATES, INC.
DIRECTOR, STATE BOND MUTUAL FUNDS

PATRICK M. FINLEY
PRESIDENT, UNIVERSAL COOPERATIVES, INC.
DIRECTOR, STATE BOND MUTUAL FUNDS

ARTHUR J. GARTLAND
CO-FOUNDER AND PRESIDENT, BENEDETTO, GARTLAND & GREENE, INC.
DIRECTOR, STATE BOND MUTUAL FUNDS

JOHN KATZ
EXECUTIVE VICE PRESIDENT, EQUITABLE INVESTMENT CORPORATION,
RETIRED 1991
DIRECTOR, STATE BOND MUTUAL FUNDS

JOHN R. LINDHOLM
EXECUTIVE VICE PRESIDENT, ARM FINANCIAL GROUP, INC.
PRESIDENT, STATE BOND AND MORTGAGE LIFE INSURANCE COMPANY
CHAIRMAN, STATE BOND MUTUAL FUNDS

CHRIS L. MAHAI
SENIOR VICE PRESIDENT, STRATEGIC INTEGRATION, STAR TRIBUNE
DIRECTOR, STATE BOND MUTUAL FUNDS

THEODORE S. ROSKY
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER,
PROVIDIAN CORPORATION, RETIRED 1992
DIRECTOR, STATE BOND MUTUAL FUNDS

--------------------------------------------------------------------------------

                              INVESTMENT ADVISER
                          ARM Capital Advisors, Inc.


                              GENERAL DISTRIBUTOR
                         SBM Financial Services, Inc.
                          100 North Minnesota Street
                                 P. O. BOX 69
                        New Ulm, Minnesota  56073-0069
                                1-800-328-4735


                                   CUSTODIAN
                        FIRST BANK NATIONAL ASSOCIATION
                              ST. PAUL, MINNESOTA

--------------------------------------------------------------------------------

This report is intended for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by the offering prospectus of the Fund, which contains details of sales commissions and other information.